Business Combinations	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Business Combination [Line Items]
Business Combinations
2. Business combinations
On October 1, 2025, Hydril PCB Limited completed the acquisition of Deep Blue Oil & Gas Limited (“Deep Blue”), a UK-based company specializing in managed-pressure-drilling (“MPD”) systems. Deep Blue holds a portfolio of patents and proprietary technology with applications in offshore drilling, including advanced MPD control and sealing systems. The Company accounted for the transaction as a business combination and allocated the total purchase price to assets acquired, liabilities and contingent consideration assumed based on their fair values at the date of acquisition.

The following table provides the allocation of the purchase price to major classes of assets and liabilities assumed in USD as of the acquisition date, translated at the exchange rate on the acquisition date. The goodwill reflected below increased by £0.6 million ($0.8 million) from December 31, 2025, which resulted from working capital measurement period adjustments.

(in millions)	British pounds	Exchange rate at acquisition date	USD
Cash consideration paid, including £0.2 million cash acquired	£3.5	1.3446	$4.7
Contingent consideration(a)	1.6	1.3446	2.2

Total consideration	5.1		6.9
Identified intangible assets acquired	1.9	1.3446	2.6

Goodwill acquired	£3.2		$4.3

(a).	The contingent consideration consists of deferred payments by the Company to the acquiree’s prior equity holders for three years, contingent on meeting specific earnings and operational targets.

HMH Holding BV And Subsidiaries [Member]
Business Combination [Line Items]
Business Combinations
2. Business combinations
Drillform Technical Services Ltd.
On July 17, 2024, Hydril PCB Canada Inc., a wholly owned subsidiary of the Company, completed its acquisition of all of the issued and outstanding shares of Drillform Technical Services Ltd. (“Drillform”) for a total purchase price of $24.7 million, consisting of $21.0 million in cash and $3.7 million in contingent consideration. Drillform holds a portfolio of patents and intellectual property related to equipment used in the handling of drill pipe during drilling operations and has a significant installed base of automated floor wrenches and catwalks. Drillform is based in Alberta, Canada and has facilities in Tulsa, Oklahoma and Abu Dhabi, United Arab Emirates. The Company accounted for the transaction as a business combination and allocated the total purchase price to assets acquired, liabilities and contingent consideration assumed based on their fair values at the date of acquisition. The purchase price allocation was determined using the valuation as of the date of acquisition.
The following table provides the allocation of the purchase price to major classes of assets and liabilities as of the acquisition date. The goodwill reflected below increased by $1.9 million, comprised of measurement period adjustments related to warranty liabilities of $2.4 million and associated change in deferred tax asset of $(0.6) million, from the original preliminary purchase price allocation.

Assets
Cash and cash equivalents	$1,377
Accounts receivable	836
Inventory	3,043
Prepaid expenses and other current assets	110

Total current assets	5,366
Property and equipment	439
Intangible assets	11,000

Total assets	$16,805

Liabilities and equity
Current liabilities
Customer deposits	3,885
Accounts payable	1,307
Warranty liability	2,432
Deferred tax liability	477

Total current liabilities	8,101
Total debt and leases	2
Contingent consideration	3,700

Total liabilities	$11,803

Equity consideration	$21,000
Goodwill	$15,998

The following table summarizes the fair value of acquired identifiable intangible assets as of the date of acquisition:

Developed technology(1)	$6,000
Customer relationships(1)	5,000

Total acquired intangible assets	$11,000

(1)	The weighted-average amortization period for developed technology and customer relationships is 5 years and 2 years, respectively.
The contingent consideration consists of deferred payments by the Company to the acquiree’s prior equity and debt holders for three years, contingent on meeting the prescribed realized sales price and margin targets for certain types of units sold. The Company estimated the fair value of the contingent consideration using a probability-weighted discounted cash flow method under the income approach. The Company considered a range of outcomes, with the maximum being $12 million, and determined the most likely amount of undiscounted contingent consideration is $4.7 million.
Goodwill generated from this business combination is primarily attributable to expected synergies from the transaction and incremental revenue and profit to be derived from the Company’s expansion into global markets. The goodwill is not expected to be deductible for U.S. income tax purposes; however, it can be deducted for Canadian income tax purposes.
During the year ended December 31, 2024, the Company incurred $3.6 million in transaction costs in connection with this acquisition, which were expensed as incurred and included in Selling, general and administrative expenses in the consolidated statement of income. No transaction costs in connection with this acquisition were incurred during the year ended December 31, 2025.
Since the date of acquisition, following is the net impact of the Drillform acquisition on the Company’s consolidated statement of income for the year ended December 31, 2024:

Revenues	$7,906
Net income	(2,760)

Following is the supplemental consolidated financial results of the Company on an unaudited pro forma basis for the year ended December 31, 2024, as if the acquisition had been consummated on January 1, 2024:

Revenues	$849,860
Net income attributable	49,753
Net income per common share—basic and diluted	$248,765

These pro forma results were based on estimates and assumptions, which the Company believes are reasonable. They are not the results that would have been realized had the companies been combined during the periods presented and are not necessarily indicative of the Company’s consolidated results of operations in future periods. The pro forma results include adjustments related to purchase accounting, primarily amortization of intangible assets. Acquisition costs and other nonrecurring charges were immaterial and are included in the earliest period presented.
Deep Blue Oil & Gas Limited
On October 1, 2025, Hydril PCB Limited completed the acquisition of all of the issued and outstanding shares of Deep Blue Oil & Gas Limited (“Deep Blue”), a UK-based company specializing in managed-pressure-drilling (“MPD”) systems, for a total consideration of approximately £3.3 million (USD: 4.5 million) in cash and £1.5 million (USD: 2.0 million) in contingent consideration. Deep Blue holds a portfolio of patents and proprietary technology with applications in offshore drilling, including advanced MPD control and sealing systems. The Company recognized £1.9 million (USD: 2.6 million) of identified intangible assets, £0.2 million (USD: 0.3 million) in cash and £2.7 million (USD: 3.6 million) of goodwill associated with this acquisition. The contingent consideration consists of deferred payments by the Company to the acquiree’s prior equity holders for three years, contingent on meeting the specific earnings and operational targets. The Company accounted for the transaction as a business combination and allocated the total purchase price to assets acquired, liabilities and contingent consideration assumed based on their fair values at the date of acquisition.